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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K


                                Current Report
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) - May 11, 1998


                    AMERICAN TELESOURCE INTERNATIONAL, INC.
            (Exact name of registrant as specified in its charter)

                                   DELAWARE
                (State or other jurisdiction of incorporation)

             0-23007                                       74-2849995
     (Commission File Number)                          (I.R.S. Employer
                                                        Identification No.)


                        12500 NETWORK BLVD., SUITE 407
                           SAN ANTONIO, TEXAS 78249
                                (210) 558-6090
        (Address of Principal Executive Offices and Telephone Number,
                             Including Area Code)
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ITEM 5.  OTHER EVENTS.

     Effective May 11, 1998, the shares of $0.001 par value common stock of American Telesource International, Inc., a Delaware corporation (the "Company"), a "successor issuer" within the meaning of Rule 12g-3(a) under the Securities Exchange Act of 1934 (the "Exchange Act"), were deemed registered under Section 12(g) of the Exchange Act. For purposes of Rule 12g-3(a), the Company succeeds American Telesource International Inc., an Ontario (Canada) corporation ("ATSI-Canada"), by virtue of a plan of arrangement (the "Arrangement") which was effective May 11, 1998. As a successor issuer for purposes of Rule 12g-3(a), the Company became subject to the Exchange Act reporting obligations of its predecessor, ATSI-Canada, on the effective date of the Arrangement.

     Pursuant to the Arrangement, shares of common stock of ATSI-Canada were exchanged for shares of common stock of the Company on the basis of one common share for one common share; and ATSI-Canada became a wholly-owned subsidiary of the Company.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (c)    Exhibits

      Exhibit                                   Description
      -------                                   -----------
        2.1              Plan of Arrangement between ATSI-Canada and ATSI-
                         Delaware (a)

(a) Contained in exhibits to the Company's Rule 424(b) Prospectus filed April 2, 1998.

                                       2
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN TELESOURCE INTERNATIONAL, INC.


Date:  May 20, 1998                    By:  /s/ Arthur L. Smith
                                          ------------------------------------
                                           Arthur L. Smith,
                                           President and Chief Executive Officer

                                       3
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                                 EXHIBIT INDEX


      Exhibit                                   Description
      -------                                   -----------
        2.1              Plan of Arrangement between ATSI-Canada and ATSI-
                         Delaware (a)

(a) Contained in exhibits to the Company's Rule 424(b) Prospectus filed April 2, 1998.